UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

VSB Bancorp, Inc.

(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification No.

4142 Hylan Boulevard, Staten Island, New York 10308

Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 10, 2012, VSB Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended September 30, 2012 of $357,460 or diluted earnings per share of $0.20 and for the nine months ended September 30, 2012 of $1,010,945 or diluted earnings per share of $0.57. The Company’s return on average assets and average equity were 0.53% and 4.92%, respectively, for the quarter ended September 30, 2012. This information and the accompanying press release were disseminated on October 10, 2012 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for earnings releases by searching the SEC’s EDGAR database.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d.	Exhibits – Press Release dated October 10, 2012 of VSB Bancorp, Inc. describing the results of operations for the quarter and nine months ended September 30, 2012 is annexed as Exhibit 99.1.

For additional information, see annexed Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2012

VSB Bancorp, Inc.

By:	/s/ Jonathan B. Lipschitz
Jonathan B. Lipschitz
Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release reporting results of operations for the quarter and nine months ended September 30, 2012.